THE PURISIMA FUNDS

Supplement dated July 24, 2012

to the

Statement of Additional Information dated December 14, 2011, as supplemented April 26, 2012

The following revision to The Purisima Funds’ Statement of Additional Information (“SAI”) is effective immediately.

The following disclosure is added to the section entitled “ADDITIONAL INVESTMENT INFORMATION” after the section with the subheading “Swap Transactions” beginning on page 8 of the SAI:

Exchange-Traded Notes, Index-Linked Notes and Similar Instruments.  The Funds may invest in leveraged and unleveraged exchange-traded notes, index-linked notes and similar instruments (collectively known as “Linked Notes”), which are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. Some Linked Notes are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. Other Linked Notes may be directly sold by the issuer, such as a larger broker-dealer, and are not traded.  At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the applicable market benchmark or strategy factor.  Linked Notes that are not traded may be subject to a holding period until maturity during which an early redemption fee or other charges may apply.

Linked Notes are subject to credit risk and the value of a Linked Note may drop because of a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. Linked Notes may not make periodic coupon payments or provide principal protection. The value of a Linked Note may also be influenced by time to maturity, level of supply and demand for the Linked Note, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. The issuer of a Linked Note may not be required to maintain the listing and there can be no assurance that a secondary market will exist for a Linked Note.  In addition, no assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how the Funds characterize and treat Linked Notes for tax purposes. Some Linked Notes that use leverage may multiply the market effect on the value of the instrument and, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged Linked Notes are subject to the same risks, such as greater volatility, costs and the potential for increased losses, as other instruments that use leverage in any form.

A Linked Note that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. The market value of Linked Notes may differ from their market benchmark or strategy because the supply and demand in the market for Linked Notes at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the Linked Note seeks to track. As a result, there may be times when a traded Linked Note trades at a premium or discount to its market benchmark or strategy.

Please keep this Supplement with your Statement of Additional Information.